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Physio-Control Corporation
11811 Willows Road Northeast
Post Office Box 97006
Redmond, WA 98073-9705 USA

Telephone: 208.867.4000
Fax: 206-881-2405
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LIFESAVING TOOLS FOR LIFESAVING TEAMS

  VIA ELECTRONIC SUBMISSION                                             [LOGO]
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  April 30, 1997




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

RE:  Physio-Control Corporation

Dear Sir or Madam:

On behalf of Physio-Control Corporation, a Delaware corporation (the "Company"), transmitted herewith for filing pursuant to Rule 14a-6(b) under the Securities Exchange Act of 1934, as amended, and Regulation S-T, are soliciting materials related to the Proxy Statement filed as with respect to the annual meeting of stockholders of the Company to be held on May 1, 1997. Such materials are anticipated to be sent or given to certain stockholders no sooner than the date hereof. No additional fee is required in connection with this filing because a fee was paid upon filing of the proxy materials.

We appreciate your attention to this filing. Please call the undersigned at
(206) 867-4204 or C. Kent Carlson, Preston Gates & Ellis (206) 623-7580, if you have any questions.

Very truly yours,

PHYSIO-CONTROL CORPORATION

/s/ V. Marc Droppert

V. Marc Droppert
Executive Vice President

Enclosure
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